UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): May 27, 2008

BAYHILL CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10757 S. Riverfront Pkwy
South Jordan, Utah		84095
(Address of principal executive offices)		(Zip Code)

(801) 705-5128
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 12, 2008, the Board of Directors (the “Board”) of BayHill Capital Corporation (the “Company”) approved the issuance of up to $1,000,000 in convertible debt pursuant to certain convertible promissory notes substantially in the form attached hereto as Exhibit 99.1 and certain warrants substantially in the form attached hereto as Exhibit 99.2. Based on the Board’s authorization, the Company anticipates issuing such notes and warrants in a private offering of securities to selected investors who are “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) and who meet other qualifications established by the Company.

On May 27, 2008, the Company executed Convertible Promissory Notes (the “Notes”) in the aggregate amount of $170,000 in favor of BayHill Capital LC ($120,000) and Vector Capital, LLC ($50,000), and issued warrants to acquire, in the aggregate, 42,500 shares of the Company’s common stock (the “Common Stock”) at a purchase price of $2.00 per share to BayHill Capital LC (30,000 warrants) and Vector Capital, LLC (12,500 warrants).

Item 3.02 Unregistered Sales of Equity Securities

On May 27, 2008, the Company executed the Notes in the aggregate amount of $170,000 in favor of BayHill Capital LC ($120,000) and Vector Capital, LLC ($50,000), and issued warrants to acquire, in the aggregate, 42,500 shares of Common Stock at a purchase price of $2.00 per share to BayHill Capital LC (30,000 warrants) and Vector Capital, LLC (12,500 warrants).

On May 27, 2008, as contemplated by the private offering of convertible notes and warrants described in Item 1.01 above, the Company issued 96,000 shares of the Common Stock in exchange for the conversion of the $120,000 outstanding under the Convertible Promissory Note made in favor of BayHill Capital LC.

Exemption From Registration Claimed. The shares of Common Stock, the notes and the warrants referenced in this Item 3.02 were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock, notes and warrants were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

There were no underwriting discounts or commissions in connection with the above issuances.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.
Exhibit
Number	Title of Document	Location
99.1	Form of Convertible Promissory Note	Attached
99.2	Form of Warrant	Attached

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYHILL CAPITAL CORPORATION

Date: May 30, 2008	By:	/s/ Robert K. Bench
Robert K. Bench, Chief Executive Officer